Exhibit 10.12(i)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

AMENDMENT NUMBER 8 TO AMENDED AND

RESTATED PURCHASE AGREEMENT GCT-025/98

This Amendment Number 8 to Amended and Restated Purchase Agreement GCT-025/98, dated as of February 16, 2004 (“Amendment No. 8”) relates to the Amended and Restated Purchase Agreement GCT-025/98 (the “Purchase Agreement”) between Embraer—Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 8 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 8 sets forth additional agreements between Embraer and Buyer relative to Buyer’s exercise of its option to purchase fifteen (15) Option Delta EMB-145 Aircraft as well as changes in the Option Aircraft delivery schedule as described in Article 24 and Attachment A-3 of the Purchase Agreement.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect.  All capitalized terms used in this Amendment No. 8, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 8 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 8 shall control.

WHEREAS, in connection with the Parties’ agreements above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Subject: Article 2.a shall be deleted and replaced with the following:

a. Upon the terms and conditions contained in this Agreement, Embraer shall sell and Buyer shall purchase and take delivery of:

•                                42 Delta Aircraft: Fifteen (15) EMB-135 firm Aircraft (“Firm EMB-135 Delta Aircraft”) and twenty-seven (27) EMB-145 firm Aircraft (“Firm EMB-145 Delta Aircraft”) plus

•                                3 Special Aircraft: three (3) EMB-145 firm Aircraft (“Special Aircraft”).

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In addition, if Buyer so elects, Buyer shall purchase and take delivery of

•                                34 Other Aircraft: thirty-four (34) other option EMB-145 Aircraft (“Other Option EMB-145 Aircraft”), and

Each Aircraft shall be purchased as indicated in the table provided below in Article 5 or Article 24, as applicable.

2.   Delivery Schedule

Article 5.a of the Purchase Agreement shall be deleted and replaced with the following:

Aircraft: Subject to payment in accordance with Article 4 and the provisions of Articles 4, 7 and 9, the Aircraft shall be offered for delivery by Embraer to Buyer, by means of a notice, for inspection, acceptance and subsequent delivery in F.A.F. (Fly Away Factory) condition, at São José dos Campos, State of São Paulo, Brazil.

Firm Aircraft

A/C Delivery Number (Name)	Aircraft Delivery Number per Model	Aircraft Delivery Number per Operator	Delivery Month
[ * ]	[ * ]	[ * ]	May 2004
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	Sep 2005

Note: The schedule above excludes Aircraft already delivered.

* Confidential

3. Option Aircraft

The Option Aircraft delivery schedule of Article 24 shall be deleted and replaced with the following:

Option Aircraft

Option [ * ]	Aircraft Model	Option Aircraft Number per Operator	Delivery Month	Exercise Date
[ * ]	[ * ]	[ * ]	Aug 05	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	Jun 07	[ * ]

4. Payment

* Confidential

The provisions of Article 4.c of the Purchase Agreement shall also apply to the purchase of the [ * ] Aircraft, as well as the provisions set forth in Articles 1 through 34 of the Purchase Agreement and its Attachments, mutatis mutandis, as applicable, except as otherwise specifically set forth in Article 24 of the Purchase Agreement and hereunder.

5. Miscellaneous

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

[Intentionally left in blank]

* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 8 to Amended and Restated Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		Republic Airways Holdings Inc.
By	/s/ Satoshi Yokota	By	/s/ Bryan Bedford
Name:	Satoshi Yokota	Name:	Bryan Bedford
Title:	Executive Vice President Development and Industry	Title:	President & CEO
By	/s/ Flávio Rimoli
Name:	Flávio Rimoli
Title:	Sr. Vice President Airline Market

Date:	Date:	March 3, 2004

Place:	Place:	Indianapolis, IN

WITNESSES:

Witness:	/s/ Fernando Bueno	Witness:	/s/ Lars-Erik Arnell

Name:	Fernando Bueno	Name:	Lars-Erik Arnell